MODIFICATION AND AMENDMENT OF LEASE AGREEMENT

THIS MODIFICATION AND AMENDMENT OF LEASE AGREEMENT made this 15th day April, 2,001 between Innovation Partners, Ltd, a Florida Limited Partnership, Successor in Interest to ECHELON INTERNATIONAL CORPORATION ("Landlord") and, IXION BIOTECHNOLOGY, INC., hereinafter called ("Tenant").

The parties hereto entered into a Lease Agreement dated September 18, 1998 and a First Amendment of Lease Agreement dated August 15, 2000 and a Second Amendment of Lease Agreement dated October 1, 2000 affecting property described therein.

The parties desire to modify and amend the Lease Agreement in order to reflect an increase in the amount of square footage to be covered by the Lease with the corresponding increase in rent.

In consideration of the mutual covenants contained herein, the parties agree as follows.

1. The leased premises covered by the Lease are more particularly described on Exhibit "A" attached hereto.

2. The number of square feet included in the leased premises and covered by the Lease is increased from 8,453 square feet to 11,079 square feet.

3. The Gross Annual Rent shall be as follows: 4/15/01-4/30/01 $6,962.76 5/1/01-10/31/01 $13,926.23/month + $852.72 TI Amortization/month
11/1/01-10/31/02 14,344.01/month (Note: the above schedule does not include any sales tax or use tax assessed on rental nor any charges due for tenant electricity usage in areas that are not separately metered and billed directly to tenant by the utility company.)

5. In all other respects the terms and conditions of the Lease dated September 18, 1998, and the subsequent Amendments stated above shall remain unchanged and in full force and effect, except as modified or amended by this agreement.

Witnesses:                                 INNOVATION PARTNER'S LTD
                                 By Alachua Innovation Inc., its General Partner
____________________                ___________________________
                                            Title: President
Date:_______________


                                           IXION BIOTECHNOLOGY, INC.

____________________                ____________________________

                                    Title:______________________
                                    Date:_______________________